UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  6/5/2013

CITIZENS FIRST CORPORATION
(Exact name of registrant as specified in its charter)

Kentucky 333-67435 61-0912615
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1065 Ashley Street, Bowling Green, Kentucky _________42103_______
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code       (270) 393-0700

Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	Regulation FD Disclosure
Citizens First Corporation’s President and Chief Executive Officer, M. Todd Kanipe, and Executive Vice President and Chief Financial Officer, Steve Marcum, will present at the Hilliard Lyons INVESTKentucky Conference in Louisville on June 6, 2013 at 11:30 a.m. (ET).  A copy of the presentation materials is being furnished herewith as Exhibit 99.1 and is incorporated in this report by reference.
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ITEM 9.01	Financial Statements and Exhibits

Exhibit No.	Description of Exhibit

99.1	Copy of presentation materials that M. Todd Kanipe and Steve Marcum will present at the Hilliard Lyons INVESTKentucky Conference in Louisville on June 6, 2013.

                                                      SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS FIRST CORPORATION
(Registrant)
By: /s/ M. Todd Kanipe M. Todd Kanipe
President and Chief Executive Officer

Date: June 5, 2013

EXHIBIT INDEX
99.1 Copy of presentation materials that M. Todd Kanipe and Steve Marcum will present at the Hilliard Lyons INVESTKentucky Conference in Louisville on June 6, 2013.

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